REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of July 1, 1997, between AMTECH SYSTEMS, INC., an Arizona corporation (the "Buyer"), and P.R. HOFFMAN MACHINE PRODUCTS CORPORATION, a Delaware corporation (the "Seller"). All capitalized terms used in this Agreement and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement of even date herewith between the Seller, John R. Krieger, and the Buyer (the "Asset Purchase Agreement").

         WHEREAS, pursuant to the Asset Purchase Agreement, the Seller has agreed to sell, transfer, convey, assign and deliver to the Buyer substantially all of the assets and business of the Seller;

         WHEREAS, in partial consideration therefor, the Asset Purchase Agreement requires the Buyer to grant to the Seller piggyback registration rights with respect to certain of the shares of Common Stock to be issued to the Seller pursuant to Sections 1.3(b) and (c) of the Asset Purchase Agreement.

         1. Defined Terms. As used herein, the following capitalized defined terms shall have the following meanings:

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Common Stock, $.01 par value, of the Buyer, as constituted as of the date of this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

         "Person" shall mean in individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Piggyback Registration" shall mean a registration under the Securities Act effected pursuant to Section 2 hereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.
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         "Register,"  "Registered"  and  "Registration"  refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

         "Registrable Securities" shall mean the shares of Common Stock issued to Seller pursuant to Sections 1.3(b) and 1.3(c) of the Asset Purchase
Agreement, excluding the Registered Shares, and any shares of Common Stock received by the Seller by way of sub-division of the outstanding shares (by reclassification, stock split or otherwise); provided, however, that any such securities shall cease to be Registrable Securities when they have been Registered under a Piggyback Registration.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Buyer with this Agreement, including but not limited to (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses and disbursements of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, distribution, messengering and delivering any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) the reasonable fees and disbursements of counsel for the Buyer, and (v) the fees and disbursements of the independent public accountants of the Buyer, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and transfer taxes, but excluding underwriting discounts and commissions, if any, relating to the sale or disposition of Registrable Securities by the Seller.

         "Registration Rights Expiration Date" shall mean the earlier of (i) such time as the Seller may sell, without violation of any provision of the Securities Act, the Exchange Act or any SEC rule or regulation, under Rule
144(k) within a three-month period all Registrable Securities held by the Seller, or (ii) such time as all such Registrable Securities issued have been eligible for a Piggyback Registration and the Seller either has included said shares or declined to include them in a Piggyback Registration.

         "Registration Statements" shall mean a registration statement of the Buyer pursuant to the provisions of Section 2 hereof, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

         "Seller" shall mean P.R. Hoffman Machine  Products  Corporation or John
R. Krieger, as the case may be, including any transfer of the Registrable Securities by P.R. Hoffman Machine Products Corporation to John R. Krieger following the date of this Agreement.
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         2. Piggyback Registration.

                  (a)  Notice  of  Piggyback   Registration   and  Inclusion  of
Registrable Securities. If the Buyer at any time after the date of this Agreement proposes to register any of its Common Stock (other than pursuant to a registration statement on Form S-4 or Form S-8, or any successor form), whether or not for sale for its own account, and the registration form to be used may be used for the registration of the Registrable Securities, the Buyer will (i) promptly give the Holder written notice thereof, and (ii) include in such registration (and in any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Buyer by the Seller within 20 calendar days after delivery of such written notice from the Buyer, provided that the Seller has requested such Piggyback Registration with respect to any of the Registrable Securities held by the Seller at such time; provided, however, that if Seller declines to include any of the Registrable Securities held by it at that time, such shares shall no longer be eligible for inclusion in any future Piggyback Registration. If the Piggyback Registration is an underwritten offering, and the underwriter or the Buyer, based upon the advice of its underwriter(s), in good faith requests in writing, due to market conditions, that the number of securities covered by the Registration be reduced, the Buyer may reduce the number of Registrable Securities to be included in the Piggyback Registration pro rata with the reduction of shares of Common Stock included with respect to other participants in the Registration other than the Buyer. Seller may not, by virtue solely of the rights granted to it in this Agreement, participate in a Piggyback Registration after the Registration Rights Expiration Date.

                  (b) Expenses. The Buyer shall pay all Registration Expenses in connection with each Piggyback Registration pursuant to this Section 2.

                  (c) Exercise of Registration Rights. The Seller may not exercise the rights granted hereunder with respect to any of the Registrable Securities for a period of two years from the date of issuance of such Registrable Securities.

         3. Registration Procedures.

                  In connection with the registration of any Registrable Securities under this Agreement, the Buyer shall effect such Registrations pursuant to the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto shall:

                  (a) prepare and file with the SEC a Registration Statement which shall comply as to form in all material respects with the requirements of the applicable form under the Securities Act and include all financial statements required by the SEC to be filed therewith,and use its best efforts to cause such Registration Statement to become effective and remain effective for six months, provided, however, that such six-month period shall be extended for a period of time equal to the longest period during which the Seller refrains from selling any securities included in such Registration at the request of the underwriter, if any, of such Registration;
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
                  (b) during such period prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                  (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest practicable time and provide immediate notice to the Seller of the withdrawal of any such order;

                  (d) use its best efforts to register and qualify the securities covered by such Registration Statement under such securities or blue sky laws and regulations of such jurisdiction as shall be necessary or appropriate for the distribution of the securities covered by the Registration Statement, provided that the Buyer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) furnish to the Seller such number of prospectuses and other documents incident thereto the Seller from time to time may reasonable request;

                  (f) notify the Seller at any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; and

                  (g) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which the same class of securities issued by the Buyer are then listed.

         4. Indemnification; Contribution.

                  (a) The Buyer agrees to indemnify and hold harmless the Seller, the directors, officers, employees, subsidiaries and agents of each such Holder and each Person who controls the Seller within the meaning of the Securities Act or the Exchange Act (a "Controlling Person"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 4(c) hereof, the legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Buyer shall have furnished any amendments or supplements thereto), or arising out of or based upon
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
any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Buyer shall not be liable in any such case to the Seller to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and conformity with information specifically relating to the Seller, furnished in writing to the Buyer by the Seller expressly for use in such Registration Statement or Prospectus.

                  (b) The Seller agrees to indemnify and hold harmless the Buyer, the directors, officers, employees, subsidiaries and agents of the Buyer and each Controlling Person, from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 4(c) hereof, the legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of or based upon any untrue statement made in such Registration Statement or Prospectus in reliance upon or in conformity with information relating specifically to such Holder which was furnished in writing to the Buyer by such Holder expressly for use in such Registration Statement or Prospectus, provided that such Holder shall not be liable in any such case to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission for which such Holder is entitled to indemnification under Section 4(a) hereof.

                  (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any party indemnified under either of paragraphs (a) or (b) above (an "Indemnified Party"), based upon the Registration Statement or any Prospectus, or any amendment or supplement thereto, and with respect to which indemnity may be sought against the party to provide such indemnification (the "Indemnifying Party"), the Indemnified Party shall promptly notify the Indemnifying Party in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and payment of all reasonable fees and expenses relating thereto. The Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless (i) the employment of such counsel has been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not assumed the defense and employed counsel reasonably satisfactory to such Indemnified Party within 15 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to the Indemnifying Party that are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of counsel for the Indemnified Party in order to adequately represent the Indemnified Party) for the Indemnified Party, which firm shall be
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
designated in writing by the Indemnified Party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices). The Indemnifying Party shall not be liable for any settlement of any such action effected without the written consent of the Indemnifying Party, which cannot be unreasonably withheld, but if settled with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify and hold harmless such Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding to which it is entitled to be indemnified, and may not settle matters as to which the Indemnified Party is not entitled to indemnification.

                  (d) If the indemnification provided for in this Section 4 is unavailable to an Indemnified Party under paragraph (a) or (b) hereof (other than by reason of the exceptions provided therein) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable to such Indemnified Party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party on the one hand or by the Indemnified Party on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Buyer and the Seller agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by a pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in paragraph (d) above which shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating any claim or defendant in any such action, suit or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The provisions of this Section 4 will remain in full force and effect, regardless of any investigation made by or on behalf of any Indemnified Party or any of the officers, directors, employees, agents or Controlling Persons of such Indemnified Party, and will survive the sale by the Seller of Registrable Securities.
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         5. Miscellaneous.

                  (a) Amendment; Waivers. This Agreement may not be changed orally, but (subject to the provisions of this Section 5(a)) only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. Any term, covenant, agreement or condition of this Agreement may be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Buyer shall have obtained the consent in writing of the Seller. The Buyer shall promptly send copies of any request for consent, amendment or waiver (and any request for any such amendment, consent or waiver) relating to this Agreement to the Seller.

                  (b) Notices. All communications provided for hereunder shall be in writing and sent by telecopy, certified or registered first class mail or nationwide overnight delivery service (with charges prepaid), addressed to the Seller at the registered address of the Seller as set forth in the register kept by the Buyer at its principal office, and if to the Buyer, at its principal executive offices specified in its most recent report filed with the SEC pursuant to the Exchange Act or to such other address for purposes hereof as the Buyer may have designated in writing to the Seller (such notice being effective on receipt).

                  (c) Rules 144 and 144A. The Buyer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Buyer is not required to file such reports, the Buyer shall (i) upon the request of the Seller of Registrable Securities make publicly available such information as is necessary to enable the Seller to sell Registrable Securities pursuant to Rule 144 or (ii) deliver such information to a prospective purchaser as is necessary to enable the Seller to sell Registrable Securities pursuant to Rule
144A).

                  (d) Successors and Assigns. All covenants and agreements in this Agreement shall bind and inure to the benefit of the respective successors, heirs, personal representatives and assigns of the parties hereto (including, without limitation, any transferee of the Seller) whether so expressed or not.

                  (e) Counterparts. This Agreement and any amendments, waivers, consents, or supplements hereto or hereunder may be executed in any number of counterparts, and by different parties hereto or thereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

                  (f) Descriptive Headings. Descriptive headings of sections of this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

                  (g) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Arizona, without regard to principles of conflicts of law.
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                  (h) Independence of Covenants.  All covenants  hereunder shall be given independent effect.

                  (i) Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  (j) Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any party, the determination by such party of such satisfaction shall be made by such party in its own independent judgment exercised in good faith.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

                                        AMTECH SYSTEMS, INC.



                                        By:
                                           -------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                        P.R. HOFFMAN MACHINE PRODUCTS
                                        CORPORATION



                                        By:
                                           -------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------
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